UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 1, 2010

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Under Item 8.01 of a current report on Form 8-K filed on January 26, 2009 (the Original Form 8-K), FPL Group, Inc. (FPL Group) provided a summary description of the terms of FPL Group’s common stock.  The purpose of this amendment to the Original Form 8-K is to amend and restate the description of the common stock in order to include information about amendments to FPL Group’s Amended and Restated Bylaws adopted effective February 12, 2010 that changed certain bylaw provisions relating to the shareholder votes required to approve particular matters.  FPL Group previously reported the bylaw amendments in a current report on Form 8-K filed on February 19, 2010.  Accordingly, Item 8.01 of the Original Form 8-K is amended and restated as set forth below.

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

The following is a summary description of the terms of the common stock of FPL Group, Inc. (FPL Group).  The description is qualified in its entirety by reference to the provisions of FPL Group's Restated Articles of Incorporation (the Charter) and Amended and Restated Bylaws (the bylaws) as in effect on the date of this report, as well as provisions of the Florida Business Corporation Act and other applicable laws.  Copies of the Charter and the bylaws have been filed by FPL Group with the Securities and Exchange Commission.

Authorized and Outstanding Capital Stock

FPL Group's Charter authorizes it to issue 900,000,000 shares of capital stock, each with a par value of $.01, consisting of:

•	800,000,000 shares of common stock; and

•	100,000,000 shares of preferred stock.

As of the date of this report, FPL Group's board of directors had not authorized for issuance any series of preferred stock.

Common Stock Terms

Voting Rights.  In general, each holder of common stock is entitled to one vote for each share held by such holder on all matters submitted to a vote of holders of the common stock, including the election of directors.  Each holder of common stock is entitled to attend all special and annual meetings of FPL Group's shareholders.  The holders of common stock do not have cumulative voting rights.

In general, if a quorum exists at a meeting of FPL Group’s shareholders, unless a greater or different vote is required by the Florida Business Corporation Act, the Charter or the bylaws, or by action of the board of directors, (1) on all matters other than the election of directors, action on such matters will be approved if the votes cast favoring the action exceed the votes cast opposing the action, (2) in an uncontested director election, a nominee for director will be elected if the votes cast for the nominee’s election exceed the votes cast against the nominee’s election, and (3) in a contested director election, which is an election in which the number of persons considered for election to the board of directors exceeds the total number of directors to be elected, a nominee for director will be elected by a plurality of the votes cast.  Other voting rights of shareholders are described below under “Anti-Takeover Effects of Provisions in FPL Group’s Charter and Bylaws.”

Dividend Rights.   The holders of common stock are entitled to participate on an equal per-share basis in any dividends declared on the common stock by FPL Group's board of directors out of funds legally available for dividend payments.

The declaration and payment of dividends on the common stock is within the sole discretion of FPL Group's board of directors. FPL Group's Charter does not limit the dividends that may be paid on the common stock.

The ability of FPL Group to pay dividends on the common stock is currently subject to, and in the future may be limited by:

•
various risks which affect the businesses of Florida Power & Light Company and FPL Group’s other subsidiaries that may in certain instances limit the ability of such subsidiaries to pay dividends to FPL Group; and

•	various contractual restrictions applicable to FPL Group and some of its subsidiaries, including those described below.

Florida Power & Light Company is subject to the terms of its Mortgage and Deed of Trust dated as of January 1, 1944, with Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, as amended and supplemented from time to time (the Mortgage), that secures its obligations under outstanding first mortgage bonds issued by it from time to time. In specified circumstances, the terms of the Mortgage could restrict the ability of Florida Power & Light Company to pay dividends and make other distributions to FPL Group.

Other contractual restrictions on the dividend-paying ability of FPL Group or its subsidiaries are contained in outstanding financing arrangements, and may be included in future financing arrangements.  FPL Group has issued equity units. In accordance with the terms of the equity units, FPL Group has the right, from time to time, to defer the payment of contract adjustment payments on the purchase contracts that form a part of the equity units to a date no later than the purchase contract settlement date.  In the event that FPL Group exercises its right to defer the payment of contract adjustment payments, then, until the deferred contract adjustment payments have been paid, FPL Group would not be able, with limited exceptions, to pay dividends on the common stock.  A subsidiary of FPL Group, FPL Group Capital Inc (FPL Group Capital), has issued junior subordinated debentures that are guaranteed by FPL Group. FPL Group Capital has the right, from time to time, to defer the payment of interest on its outstanding junior subordinated debentures for a deferral period of up to 20 consecutive quarters, in the case of one series of such securities, and on one or more occasions for up to ten consecutive years, in the case of other series of such securities.  FPL Group, Florida Power & Light Company or FPL Group Capital may issue, from time to time, additional equity units, junior subordinated debentures or other securities that (1) provide them with rights to defer the payment of interest or other payments and (2) contain dividend restrictions in the event of the exercise of such rights.  In the event that FPL Group or FPL Group Capital were to exercise any right to defer interest or other payments on currently outstanding or future series of equity units, junior subordinated debentures or other securities, or if there were to occur certain payment defaults on those securities, FPL Group would not be able, with limited exceptions, to pay dividends on the common stock during the periods in which such payments were deferred or such payment defaults continued.  In the event that Florida Power & Light Company were to exercise any such right to defer the payment of interest or other payments, it would not be able, with limited exceptions, to pay dividends to FPL Group or any other holder of its common stock or preferred stock during the periods in which such payments were deferred. In addition, FPL Group, FPL Group Capital and Florida Power & Light Company might issue other securities in the future containing similar or other restrictions on FPL Group's ability to pay dividends on the common stock and on Florida Power & Light Company's ability to pay dividends to any holder of its common stock or preferred stock, including FPL Group.

In addition, the right of the holders of FPL Group's common stock to receive dividends might become subject to the preferential dividend, redemption, sinking fund or other rights of the holders of any series of FPL Group preferred stock that may be issued in the future, and the right of the holders of Florida Power & Light Company common stock or preferred stock, including FPL Group, to receive dividends might become subject to the preferential dividend, redemption, sinking fund or other rights of the holders of any series of Florida Power & Light Company preferred stock that may be issued in the future.

Liquidation Rights.  If there is a liquidation, dissolution or winding up of FPL Group, the holders of common stock are entitled to share equally and ratably in any assets remaining after FPL Group has paid, or provided for the payment of, all of its debts and other liabilities, and after FPL Group has paid, or provided for the payment of, any preferential amounts payable to the holders of any outstanding preferred stock.

Other Rights.  The holders of common stock do not have any preemptive, subscription, conversion or sinking fund rights. The common stock is not subject to redemption.

Anti-Takeover Effects of Provisions in FPL Group's Charter and Bylaws

FPL Group's Charter and bylaws contain provisions that may make it difficult and expensive for a third party to pursue a takeover attempt that FPL Group's board of directors and management oppose even if a change in control of FPL Group might be beneficial to the interests of holders of common stock.

FPL Group's Charter Provisions.  Among FPL Group's Charter provisions that could have an anti-takeover effect are those that:

•
permit the shareholders to remove a director only for cause and only by the affirmative vote of holders of at least 75% of the voting power of the outstanding shares of voting stock (which FPL Group's Charter defines to include the common stock and any other capital stock entitled to vote generally in the election of directors), voting together as a single class;

•	provide that a vacancy on the board of directors may be filled only by a majority vote of the remaining directors;

•	prohibit the shareholders from taking action by written consent in lieu of a meeting of shareholders;

•
limit the persons who may call a special meeting of shareholders to the chairman of the FPL Group board of directors, the president or secretary, a majority of the board of directors or the holders of a majority of the outstanding shares of stock entitled to vote on the matter or matters to be presented at the meeting;

•
require the affirmative vote of holders of at least 75% of the voting power of the outstanding shares of voting stock, voting together as a single class, to approve certain "business combinations" with an "interested shareholder," as those terms are defined in FPL Group's Charter, or the interested shareholder's affiliate, unless such transactions are approved by a majority of the "continuing directors," as defined in FPL Group's Charter, or, in some cases, unless specified minimum price and procedural requirements are met;

•
require any action by shareholders to amend or repeal the FPL Group bylaws, or to adopt new bylaws, to receive the affirmative vote of holders of at least 75% of the voting power of the outstanding shares of voting stock, voting together as a single class; and

•
require the affirmative vote of holders of at least 75% of the voting power of the outstanding shares of voting stock, voting together as a single class, to alter, amend or repeal specified provisions of FPL Group's Charter, including the foregoing provisions.

FPL Group's Charter defines the term "interested shareholder" to include a security holder who is the direct or indirect beneficial owner of 10% or more of the voting power of the outstanding shares of voting stock, and the term "continuing director" to include any director who is not an affiliate of an interested shareholder.  The foregoing provisions may discriminate against a security holder who becomes an interested shareholder by reason of its beneficial ownership of the specified amount of common or other voting stock.

The term "business combination" is defined in FPL Group's Charter to include the following transactions:

•
any merger or consolidation of FPL Group or any direct or indirect majority-owned subsidiary with (1) any interested shareholder or (2) any other corporation (whether or not itself an interested shareholder) which is, or after such merger or consolidation would be, an affiliate of an interested shareholder;

•
any sale, lease, exchange, mortgage, pledge, transfer or other disposition in one transaction or a series of transactions to or with any interested shareholder or any affiliate of any interested shareholder of assets of FPL Group or any direct or indirect majority-owned subsidiary having an aggregate fair market value of $10 million or more;

•
the issuance or transfer by FPL Group or any direct or indirect majority-owned subsidiary in one transaction or a series of transactions of any securities of FPL Group or any such subsidiary to any interested shareholder or any affiliate of any interested shareholder in exchange for cash, securities or other property, or a combination thereof, having an aggregate fair market value of $10 million or more;

•	the adoption of any plan or proposal for the liquidation or dissolution of FPL Group proposed by or on behalf of an interested shareholder or an affiliate of an interested shareholder; or

•
any reclassification of securities (including any reverse stock split) or recapitalization of FPL Group, or any merger or consolidation of FPL Group with any of its direct or indirect majority-owned subsidiaries or any other transaction which has the direct or indirect effect of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of FPL Group or any direct or indirect majority-owned subsidiary which is directly or indirectly owned by any interested shareholder or any affiliate of any interested shareholder.

For purposes of the foregoing "business combination" provisions, FPL Group's Charter defines the term "subsidiary" as any corporation of which FPL Group owns, directly or indirectly, a majority of any class of equity securities.

The foregoing shareholder approval requirements are in addition to those required by law, including the provisions of the Florida Business Corporation Act.

Bylaw Provisions.  The FPL Group bylaws contain some of the foregoing provisions contained in FPL Group's Charter.  The bylaws also contain a provision limiting to 16 directors the maximum number of authorized directors of FPL Group.  In addition, the bylaws contain provisions that establish advance notice requirements for shareholders to nominate candidates for election as directors at any annual or special meeting of shareholders or to present any other business for consideration at any annual meeting of shareholders.  These provisions generally require a shareholder to submit in writing to FPL Group's secretary any nomination of a candidate for election to the board of directors or any other proposal for consideration at any annual meeting not earlier than 120 days or later than 90 days before the first anniversary of the preceding year's annual meeting.  The bylaws also require a shareholder to submit in writing to FPL Group's secretary any nomination of a candidate for election to the board of directors for consideration at any special meeting not earlier than 120 days before such special meeting and not after the later of 90 days before such special meeting or the tenth day following the day of the first public announcement of the date of the special meeting and of the fact that directors are to be elected at the meeting.  For the shareholder's notice to be in proper form, it must include all of the information specified in the bylaws.

Preferred Stock

FPL Group's Charter authorizes FPL Group's board of directors from time to time and without shareholder action to provide for the issuance of up to 100,000,000 shares of preferred stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of any such series, including voting rights, dividend rights, liquidation preferences, sinking fund provisions, conversion privileges and redemption rights.  FPL Group's board of directors has broad discretion with respect to the creation and issuance of any series of preferred stock without shareholder approval, subject to any applicable rights of holders of any shares of preferred stock outstanding at any time.  The rights and privileges of holders of common stock may be adversely affected by the rights, privileges and preferences of holders of shares of any series of preferred stock which FPL Group's board of directors may authorize for issuance from time to time.  Among other things, by authorizing the issuance of shares of preferred stock with particular voting, conversion or other rights, the board of directors could adversely affect the voting power of the holders of the common stock and could discourage any attempt to effect a change in control of FPL Group, even if such a transaction would be beneficial to the interests of holders of the common stock.

Indemnification

Florida law generally provides that a Florida corporation, such as FPL Group, may indemnify its directors, officers, employees and agents against liabilities and expenses they may incur.  Florida law also limits the liability of directors to FPL Group and other persons.  FPL Group's bylaws contain provisions requiring FPL Group to indemnify its directors, officers, employees and agents under specified conditions.  In addition, FPL Group carries insurance permitted by the laws of Florida on behalf of its directors, officers, employees and agents.

Transfer Agent and Registrar

The transfer agent and registrar for the common stock is Computershare Investor Services, LLC.

Listing

The common stock is listed on the New York Stock Exchange and trades under the symbol "FPL."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
(Registrant)

Date:  March 1, 2010

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel of FPL Group, Inc.